                                                                    EXHIBIT 99.1


                              DIGITAL IMPACT, INC.
                            NOTE CONVERSION AGREEMENT

     This Note Conversion Agreement (this "Agreement") is made and entered into as of February 16, 2001, by and between Digital Impact, Inc., a Delaware corporation (the "Company"), and the note holders listed on Exhibit A hereto (collectively, the "Holders").

     WHEREAS, each Holder is the holder of a Convertible Promissory Note issued by MineShare, Inc. ("MineShare") in February 2000 (collectively, the "Notes"); and

     WHEREAS, MineShare is a wholly owned subsidiary of the Company; and

     WHEREAS, all unpaid principal and accrued interest under the Notes is due and payable in February 2001; and

     WHEREAS, the Company desires to convert the amounts due under the Notes into shares of the Company's common stock (the "Conversion Shares") at the price set forth herein (the "Note Conversion"); and

     WHEREAS, in connection with the Note Conversion, the Holders desire to be granted registration rights with respect to the Conversion Shares and, with respect to their existing shares of the Company's common stock, registration rights in addition to those rights granted under the Registration Rights Agreement made as of July 31, 2000 (the "Existing Registration Rights Agreement"), all as set forth herein.

     NOW, THEREFORE, in consideration of the mutual representations, warranties, covenants and agreements contained herein, the Company and the Holders hereby agree as follows:

     1.   CLOSING OBLIGATIONS.

          (a) Cancellation of Notes; Purchase and Sale of Conversion Shares. On the Closing Date (as defined below), each Holder agrees to cancel its Note (the amount of unpaid principal and accrued interest under the Note so cancelled, the "Consideration"), and the Company agrees to sell to each Holder, and each Holder agrees to purchase from the Company, that number of Conversion Shares that may be purchased at the Purchase Price (as defined below) in exchange for the Consideration. As used herein, "Purchase Price" shall mean $3.13748 per Conversion Share, which represents the average closing trading price of the Company's common stock on The Nasdaq Stock Market's National Market for the five
(5) trading days immediately preceding the date of this Agreement. The Consideration for each Holder is set forth in Exhibit A.

          (b) Closing. The cancellation of the Notes and the purchase and sale of the Conversion Shares (the "Closing") shall take place at the offices of Wilson Sonsini Goodrich & Rosati, Professional Corporation, One Market Street, Spear Tower, 33rd Floor, San Francisco, California, on the first business day after the effectiveness of the Conversion S-3 (as defined in Section 2(a) below), or at such the time and place as the Company and the Holders representing a majority of the Consideration mutually agree upon (which time and place are referred to in this Agreement as the "Closing Date"). At the Closing, each Holder shall deliver its original Note to the Company for cancellation, and the Company shall issue instructions to its transfer agent, ComputerShare Investor Services, LLC, to issue and deliver the certificates representing the Conversion Shares to the Holders as soon as practicable following the Closing.

          (c) No Fractional Shares. No fractional shares of common stock shall be issued in exchange for the Consideration. In lieu of any fractional shares to which the Holder would otherwise be entitled in exchange for the Consideration, the Company shall pay cash equal to such fraction multiplied by the Purchase Price.

          (d) Other Closing Documentation. At the Closing, the Company shall deliver to each Holder the certificates described in Sections 5(a) and 5(b), and each Holder shall deliver to the Company the certificate described in Sections 6(a) and 6(b).

     2.   REGISTRATION RIGHTS.

          (a) Registration on Form S-3. After the execution of this Agreement, the Company shall act promptly to register the following securities on Form S-3 under the Securities Act of 1933, as amended (the "Securities Act"), either pursuant to a pre-effective amendment to an existing Form S-3 or through the filing of a New Form S-3 (in either case, the "Conversion S-3"): (i) the Conversion Shares, and (ii) all Registrable Securities (as defined in the Existing Registration Rights Agreement), other than the Escrow Amount (as used in the Existing Registration Rights Agreement), of the Holder that have not previously been registered for resale (collectively, the "Additional Registrable Securities"). The Company shall use all reasonable efforts to cause the Conversion S-3 to become effective as soon as practicable after the date of this Agreement.

          (b) Provisions of Existing Registration Rights Agreement to Apply. The Company and the Holders agree that the registration of the Additional Registrable Securities shall be governed by the provisions of the Existing Registration Rights Agreements (including, without limitation, the indemnification and contribution provisions of Section 1.9 thereof) as fully as if such Additional Registrable Securities had been registered as Registrable Securities pursuant to Section 1.3 thereof, notwithstanding the provisions of
Section 1.3(d) thereof. If the Holders represent a majority of the Registrable Securities, the Company and the Holders agree to use their commercially reasonable efforts to amend the provisions of the Existing Registration Rights Agreement as soon as practicable to include the registration of the Additional Registrable Securities pursuant to this Section 2.

     3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to each Holder that the statements in this Section 3 are true and correct, except as set forth in the SEC Documents (as defined below):

          (a) Organization and Good Standing. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company is qualified to do business and is in good standing in each jurisdiction in which the failure to so qualify would have a Material Adverse Effect. As used in this Agreement, "Material Adverse Effect" means a material adverse effect on, or a material adverse change in, or a group of such effects on or changes in, the business, operations, financial condition, results of operations, assets or liabilities of the Company and its subsidiaries, taken as a whole.

          (b) Authorization. The Company has full corporate power and authority to enter into this Agreement. The execution of this Agreement, and authorization, issuance, reservation for issuance and delivery of all of the Conversion Shares being sold under this Agreement, have been duly authorized by all necessary corporate action on the part of the Company. This Agreement constitutes the Company's legal, valid and binding obligation, enforceable in accordance with its terms, except (i) as may be limited by (A) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors' rights generally and (B) the effect of rules of law governing the availability of equitable remedies and
(ii) as rights to indemnity or contribution may be limited under federal or state securities laws or by principles of public policy.

          (c) Governmental and Third Party Consents. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state, local or provincial governmental authority, or any third party, on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement, except (i) if necessary, the filing of a Form D with the Securities and Exchange Commission, and (ii) the qualification (or taking such action as may be necessary to secure an exemption from qualification, if available) of the offer and sale of the Conversion Shares under applicable state securities laws, which filings and qualifications, if required, will be accomplished in a timely manner.

          (d) Valid Issuance of Stock. The Conversion Shares will be, upon payment therefor by the Holder in accordance with this Agreement, duly authorized, validly issued, fully paid and non-assessable. Assuming the correctness of the representations made by the Holder in Section 4, the Conversion Shares will be issued to the Holder in compliance with applicable exemptions from the registration and prospectus delivery requirements of the Securities Act.

          (e) Compliance with Law and Charter Documents. The Company is not in violation or default of any provisions of its Certificate of Incorporation or Bylaws, both as currently in effect. The Company is in compliance with all applicable statutes, laws, rules, regulations and orders of the United States of America and all states thereof, foreign countries and other governmental bodies and agencies having jurisdiction over the Company's business or properties, except for any instance of non-compliance that would not reasonably be expected to have a Material Adverse Effect.

          (f)  SEC Documents.

               (i) Public Reports. The Company has furnished to the Holder prior to the date hereof copies of its Annual Report on Form 10-K for the fiscal year ended March 31, 2000, its Quarterly Report on Form 10-Q for the quarter ended June 30, 2000, its Quarterly Report on Form 10-Q for the quarter ended September 30, 2000, its Quarterly Report on Form 10-Q for the quarter ended December 31, 2000, and all other registration statements, reports and proxy statements filed by the Company with the Securities and Exchange Commission (the

"SEC") on or after March 31, 2000 and prior to the date hereof (the Form 10-K and such registration statements, reports and proxy statements filed by the Company with the SEC on or after March 31, 2000 and on or prior to the Closing Date are collectively referred to herein as the "SEC Documents"). Since March 31, 2000, the Company has duly filed with the SEC all registration statements, reports and proxy statements required to be filed by it under the Securities Exchange Act of 1934, as amended, and the Securities Act.

               (ii) Full Disclosure. Each of the SEC Documents, as of its date of filing (or, if amended or superseded by a filing prior to the Closing Date, then as of on the date of such filing), did not or will not, as the case may be, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

               (iii) Financial Statements. The Company has provided the Holder with copies of its audited financial statements (the "Audited Financial Statements") for the fiscal year ended March 31, 2000, and copies of its unaudited financial statements (the "Unaudited Financial Statements") for the fiscal quarters ended June 30, 2000, September 30, 2000 and December 31, 2000. The Audited Financial Statements of the Company included in the SEC Documents filed prior to the date hereof fairly present, in conformity with generally accepted accounting principles applied on a consistent basis, the financial position of the Company as at the dates thereof and the results of its operations and cash flows for the periods then ended. The Unaudited Financial Statements of the Company included in the SEC Documents filed prior to the date hereof fairly present, in conformity with generally accepted accounting principles applied on a consistent basis, the financial position of the Company as at the dates thereof and the results of its operations and cash flows for the periods then ended, except for the absence of notes and normal recurring year-end adjustments.

     4. REPRESENTATIONS, WARRANTIES AND CERTAIN AGREEMENTS OF THE HOLDERS. Each Holder hereby represents and warrants, severally and not jointly, to the Company, and acknowledges and agrees, that:

          (a) Organization and Good Standing. The Holder is a corporation, partnership or company duly organized, validly existing and in good standing under the laws of the state of its formation.

          (b) Authorization. The Holder has full corporate, partnership or company power and authority to enter into this Agreement. The execution of this Agreement has been duly authorized by all necessary corporate, partnership or company action on the part of the Holder. This Agreement constitutes the Holder's legal, valid and binding obligation, enforceable in accordance with its terms, except (i) as may be limited by (A) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors' rights generally and (B) the effect of rules of law governing the availability of equitable remedies and (ii) as rights to indemnity or contribution may be limited under federal or state securities laws or by principles of public policy.

          (c) Governmental and Third Party Consents. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state, local or provincial governmental authority, or any third party, on the part of the Holder is required in connection with the consummation of the transactions contemplated by this Agreement.

          (d) Purchase for Own Account. The Conversion Shares are being acquired for investment for the Holder's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and the Holder has no present intention of selling, granting any participation in, or otherwise distributing the same.

          (e) Investment Risk and Experience. The Holder understands that investment in the Conversion Shares involves a high degree of risk. The Holder is able to bear the economic risk of its investment, to hold the Conversion Shares for an indefinite period of time and to suffer a complete loss of the investment. By reason of its business or financial experience, the Holder is able to protect its own interests in connection with the investment. The Holder is a "sophisticated investor," meaning it has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the investment in the Conversion Shares.

          (f) Disclosure of Information. The Holder has requested and believes it has received all the information it considers necessary or appropriate for deciding whether to purchase the Conversion Shares. The Holder has had an opportunity to ask questions and receive answers from the Company regarding the Company and the terms and conditions of the offering of the Conversion Shares. The foregoing, however, does not limit or modify the representations and warranties of the Company set forth in Section 3 of this Agreement or the right of the Holder to rely thereon.

          (g) Accredited Investor. The Holder is an "accredited investor" within the meaning of Rule 501(a) of Regulation D under the Securities Act, and, specifically, such Holder is either (a) a corporation, Massachusetts or similar business trust, or partnership, not formed for the purpose of acquiring the Conversion Shares, with total assets in excess of $5,000,000, (b) a trust, with total assets in excess of $5,000,000, not formed for the purpose of acquiring the Conversion Shares, whose purchase is directed by a "sophisticated investor" within the meaning of Section 4(e) above, or (c) an entity in which all of the equity owners are accredited investors.

          (h) Restricted Securities. The Holder understands that the Conversion Shares it is purchasing are characterized as "restricted securities" under the Securities Act, inasmuch as they are being acquired from the Company in a transaction not involving a public offering, and that under the Securities Act and applicable regulations thereunder such securities may not be resold without registration under the Securities Act, except in certain limited circumstances. The Holder understands that the Conversion Shares must be held indefinitely unless registered under the Securities Act or unless a exemption from registration is otherwise available, and that, except as provided in Section 2 hereof, the Company is under no obligation to register any of the Conversion Shares. The Holder is familiar with Rule 144 under the Securities Act, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act. The Holder also understands that, at the time it wishes to sell the Conversion Shares under Rule 144, there may be no public market upon which to make such a sale and, even if such a public market does exist and the Holder has satisfied the minimum holding period and the volume, manner and other requirements of Rule 144, the Holder may be precluded from making the sale if the Company has not satisfied the current public information requirements of Rule 144..

               (i) Legends. The Holder understands that the certificates evidencing the Conversion Shares may bear the following legends:

                    "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS. SUCH SHARES MAY NOT BE SOLD, OFFERED FOR SALE, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT."

                    "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN TRANSFER RESTRICTIONS CONTAINED IN THE NOTE CONVERSION AGREEMENT DATED FEBRUARY 16, 2001, AS MAY BE AMENDED. COPIES OF THAT AGREEMENT AND ANY AGREEMENT REFERENCED THEREIN MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD IF THIS CERTIFICATE TO THE SECRETARY OF THE COMPANY AT THE PRINCIPAL EXECUTIVE OFFICE OF THE COMPANY."

In addition, the Holder agrees that the Company may place stop transfer orders with its transfer agents with respect to such certificates. The appropriate portion of the legend and the stop transfer orders will be removed promptly upon delivery to the Company of such satisfactory evidence as reasonably may be required by the Company that such legend or stop orders are not required to ensure compliance with the Securities Act.

          (j) Further Limitations on Disposition. Without in any way limiting the representations set forth above, the Holder further agrees not to make any disposition of all or any portion of the Conversion Shares unless and until (i) a registration statement under the Securities Act is in effect covering such proposed disposition and such disposition is made in accordance with such registration statement or (ii) the Holder (A) shall have notified the Company of the proposed disposition, (B) shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (C) if requested by the Company, shall have furnished the Company with an opinion of counsel, satisfactory to the Company and its counsel, that such disposition will not require registration of such Conversion Shares under the Securities Act.

          (k) Finder's Fee. The Holder has not utilized, and had not incurred any fees due to, any finder or broker in connection with the transactions contemplated by this Agreement.

          (l) Confidentiality of and No Trading on Material Nonpublic Information. The Holder understands that the provisions of this Agreement may be deemed to constitute material nonpublic information that would prohibit such Holder from trading in the Company's securities or from providing such information to others who might so trade. Accordingly, the Holder agrees to refrain from selling, buying or otherwise transferring any of the Company's securities or any interests therein (including pursuant to any Form S-3 filed in connection with the Existing Registration Rights Agreement, even if such Form S-3 is effective), and to hold in confidence and not to disclose the provisions of this Agreement, until either (i) the Company has publicly disclosed the existence of the Agreement or (ii) the Company has advised such Holder that it is not so prohibited from disclosing such information or from trading in the Company's securities. The Holder understands and agrees that the Company may issue stop-transfer orders to the Company's transfer agent to enforce the provisions of the immediately preceding sentence.

     5. CONDITIONS TO THE HOLDERS' OBLIGATIONS AT CLOSING. The obligations of each Holder under Section 1 and Section 2 of this Agreement are subject to the fulfillment or waiver, on or before the Closing, of each of the following conditions:

          (a) Representations and Warranties True. Each of the representations and warranties of the Company contained in Section 3 shall be true and correct in all material respects on and as of the Closing Date, except as set forth in the SEC Documents, with the same effect as though such representations and warranties had been made as of the Closing Date, and the Holder shall have received a certificate from the President or Chief Executive Officer of the Company to that effect.

          (b) Performance. The Company shall have in all material respects performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing Date, and the Holder shall have received a certificate from the President or Chief Executive Officer of the Company to that effect.

          (c) Securities Exemptions. The offer and sale of the Conversion Shares to the Holder pursuant to this Agreement shall be exempt from the registration requirements of the Securities Act and the registration and/or qualification requirements of all applicable state securities laws.

          (d) Price Protection. The closing trading price of the Company's common stock on The Nasdaq Stock Market's National Market for the trading day immediately preceding the scheduled Closing Date shall not be less than $3.00 nor greater than $6.00.

          (e) Effectiveness of Registration Statement. The Conversion S-3 shall have been declared effective by the Securities and Exchange Commission.

     6. CONDITIONS TO THE COMPANY'S OBLIGATIONS AT CLOSING. The obligations of the Company under Section 1 and Section 2 of this Agreement with respect to each Holder are subject to the fulfillment or waiver, on or before the Closing, of each of the following conditions:

          (a) Representations and Warranties True. The representations and warranties of the Holder contained in Section 4 shall be true and correct in all material respects on and as of the Closing Date with the same effect as though such representations and warranties had been made as of the Closing Date, and the Company shall have received a certificate from the President or Chief Executive Officer of the Holder (or, if a limited partnership, from the President or Chief Executive Officer of the Holder's general partner) to that effect.

          (b) Performance. The Holder shall have in all material respects performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing Date, and the Company shall have received a certificate from the President or Chief Executive Officer of the Holder (or, if a limited partnership, from the President or Chief Executive Officer of the Holder's general partner) to that effect.

          (c) Securities Exemptions. The offer and sale of the Conversion Shares to the Holder pursuant to this Agreement shall be exempt from the registration requirements of the Securities Act and the registration and/or qualification requirements of all applicable state securities laws.

          (d) Price Protection. The closing trading price of the Company's common stock on The Nasdaq Stock Market's National Market for the trading day immediately preceding the scheduled Closing Date shall not be less than $3.00 nor greater than $6.00.

          (e) Cancellation of Note. The Holder shall have delivered to the Company its original Note, duly cancelled.

          (f) Effectiveness of Registration Statement. The Conversion S-3 shall have been declared effective by the Securities and Exchange Commission.

     7. EXTENSION OF DUE DATE UNDER THE NOTES. The parties acknowledge that, but for the provisions of this Section 7, certain of the Notes may become due and payable prior to the Closing Date. Each of the Holders hereby agrees to extend the maturity date under its Note, as well as any earlier date on which payment of principal or interest is due under its Note, until the earlier of (i) the Closing Date and (ii) the fifth business day after this Agreement is terminated pursuant to the provisions of Section 8(k).

     8.   MISCELLANEOUS.

          (a) Notices. Any notice required or permitted under this Agreement shall be given in writing, shall be effective when given, and shall in any event be deemed given upon receipt or, if earlier, (i) five (5) days after deposit with the U.S. Postal Service or other applicable postal service, if delivered by first class mail, postage prepaid, (ii) upon delivery, if delivered by hand,
(iii) one (1) business day after the business day of deposit with Federal Express or similar overnight courier, freight prepaid, or (iv) one (1) business day after the business day of confirmed facsimile transmission, if delivered by facsimile transmission with copy by first class mail, postage prepaid. All such notices and communications shall be addressed (A) if to a Holder, at such Holder's address as set forth on Exhibit A hereto and (B) if to the Company, at the address set forth on its signature page hereto (attention: General Counsel), or at such other address as a party may designate by ten (10) days' advance written notice to the other party pursuant to the provisions above.

          (b) Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties.

          (c) Governing Law. This Agreement will be governed by and construed under the internal laws of the State of California, without regard to conflicts of law provisions of the State of California or any other state.

          (d) Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          (e) Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

          (f) Fees, Costs and Expenses. All fees, costs and expenses (including attorneys' fees and expenses) incurred by any party hereto in connection with the preparation, negotiation and execution of this Agreement and the consummation of the transactions contemplated hereby and thereby (including the costs associated with any filings with, or compliance with any of the requirements of, any governmental authorities) shall be the sole and exclusive responsibility of such party.

          (g) Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), as between the Company and any Holder, only with the written consent of the Company and such Holder. Any amendment or waiver effected in accordance with this
Section 8(g) will be binding upon the Holder, the Company and their respective successors and assigns.

          (h) Severability. If any provision of this Agreement is held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

          (i) Entire Agreement. This Agreement, together with all exhibits hereto, constitutes the full and entire agreement and understanding of the parties with respect to the subject matter hereof and thereof and supersede any and all prior negotiations, correspondence, agreements, understandings, duties or obligations between the parties with respect to the subject matter hereof and thereof.

          (j) Further Assurances. From and after the date of this Agreement, upon the request of the Company or a Holder, the Company or a Holder, as the case may be, will execute and deliver such instruments, documents or other writings, and take such other actions, as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement.

          (k) Termination. This Agreement may be terminated by any Holder with respect to the obligations hereunder of such Holder and the Company if the Closing has not occurred on or before March 15, 2001. Such termination may be effected by a Holder by its giving written notice of such termination to the Company in accordance with the provisions of Section 8(a).



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


     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.


THE COMPANY:                      DIGITAL IMPACT, INC.


                                  By: /s/ William C. Park
                                      -------------------------------------
                                      Name: William C. Park
                                      Title: Chief Executive Officer

                                  Address:

                                      177 Bovet Road, Suite 200
                                      San Mateo, California 94402
                                      Attention:  General Counsel
                                      Telephone No.:  (650) 356-3400
                                      Facsimile No.:  (650) 356-3592

                                  with copies to:

                                      Wilson Sonsini Goodrich & Rosati
                                      One Market Street, Spear Tower, 33rd Floor
                                      San Francisco, California 94105
                                      Attention:  Selim Day
                                      Telephone No.: (415) 947-2102
                                      Facsimile No.:  (415) 947-2099












              {Signature page to Note Conversion Agreement between
                      Digital Impact, Inc. and the Holders}

THE HOLDERS:                      ENTERPRISE PARTNERS III, ASSOCIATES, LLP


                                  By: /s/ Andrew Senyei
                                     -------------------------------------------
                                  Name: Andrew Senyei
                                       -----------------------------------------
                                  Title: CFO
                                        ----------------------------------------



                                  ENTERPRISE PARTNERS III, LLP


                                  By: /s/ Andrew Senyei
                                     -------------------------------------------
                                  Name: Andrew Senyei
                                       -----------------------------------------
                                  Title: CFO
                                        ----------------------------------------




              {Signature page to Note Conversion Agreement between
                      Digital Impact, Inc. and the Holders}

                                    EXHIBIT A

                               SCHEDULE OF HOLDERS

                                                                                       Provided
                                                                                          for
                                                                     Conversion        Fractional
Name and Address                                 Consideration         Shares           Shares
----------------                                 -------------      -----------       -----------
ENTERPRISE PARTNERS III, ASSOCIATES, LLP          $ 47,872.74          15,258            $1.07

ENTERPRISE PARTNERS III, LLP                      $550,542.33         175,472            $2.44